Virtus Mid-Cap Core Fund,

a series of Virtus Equity Trust

Supplement dated October 16, 2009 to the

Equity Funds Prospectus dated June 22, 2009,

as supplemented September 1, 2009 and September 28, 2009

IMPORTANT NOTICE TO INVESTORS

The Annual Fund Operating Expenses portions of the Fund Fees and Expenses tables for the Virtus Mid-Cap Core Fund are hereby revised to correct a typographical error. The corrected information appears below:

	Class A Shares		Class C Shares		Class I Shares

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.80%		0.80%		0.80%
Distribution and Shareholder Servicing (12b-1) Fees(d)	0.25%		1.00%		None
Other Expenses	1.96%		1.96%		1.96%

Total Annual Fund Operating Expenses	3.01%		3.76%		2.76%
Expense Reduction(h)	(1.66%	)	(1.66%	)	(1.66%	)

Net Annual Fund Operating Expenses	1.35%		2.10%		1.10%

(d)	Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”).

(h)	Contractual agreement with the fund’s investment adviser to limit the total operating expenses (excluding interest, taxes and extraordinary expenses) through June 30, 2010 so that such expenses do not exceed 1.35% for Class A Shares, 2.10% for Class B Shares and 1.10% for Class I Shares. Following expiration of the contractual period, the adviser may discontinue such reimbursement arrangements. Under certain conditions, the adviser may recapture operating expenses reimbursed under these arrangements for a period of three years following the end of the fiscal year in which such reimbursement occurred.

Investors should retain this supplement with the Prospectus for future reference.

VET 8019/MCCExpTables (10/09)